EXHIBIT 10.8.7

                                                            [Execution Copy]

                             AMENDMENT NO. 10 TO THE
                          ARIZONA NUCLEAR POWER PROJECT
                             PARTICIPATION AGREEMENT

                          APS CONTRACT No: 4172-419.00


                                NOVEMBER 21, 1985

                             AMENDMENT NO. 10 TO THE
                          ARIZONA NUCLEAR POWER PROJECT
                             PARTICIPATION AGREEMENT

1. Parties to this Amendment No. 10 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment No. 10", are:
ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona", SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New
Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; and SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA".

 2.      Recitals:
         2.1 Arizona, Salt River Project, Edison, PNM, El Paso and SCPPA are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5, dated as of December 5, 1979, Amendment No. 6, dated as of September 28, 1981, Amendment No. 7, dated as of March 4, 1982, Amendment No. 8, dated as of June 17, 1983, and Amendment No. 9, dated as of June 12, 1984, hereinafter, as so amended, referred to as the "Participation Agreement".

         2.2 The Participants desire to amend the Participation Agreement to make provision for sale and leaseback financing transactions involving the Participants.

 3.      Agreement:
         3.1 In consideration of the terms and conditions contained in this Amendment No. 10 to the Participation Agreement, the parties agree as follows:

 4.      Effective Date:
         4.1 This Amendment No. 10 shall become effective when executed by all Participants.

 5.      Amendment No. 10 to the Participation Agreement:
         5.1 Section  3.43 is hereby  deleted in its  entirety and a new Section
3.43 is added as follows:

         "3.43 Participant: Any party hereto and any successor or assignee of such party under Section 15.2 or Section 15.3 and any Transferee under
         Section 15.10 hereof."


         5.2 Section 3.46 is deleted in its entirety and a new Section 3.46 is added as follows:

         "3.46 Project Agreements: This Participation Agreement, any Construction Agreement, any Nuclear Fuel Agreement, but excluding any Nuclear Fuel Agreements for the supply of Uranium Concentrates to which all Participants are not parties, and any agreements between the Participants or any of them and any third party for land, land rights or water rights for ANPP, as such agreements are originally executed or as they may thereafter be supplemented or amended and any other agreements as the Participants agree to designate as Project
         Agreements. Project Agreements shall not include any deed of trust, mortgage indenture, security agreement or any agreement or instrument relating to a sale and leaseback transaction, unless the Participants shall otherwise agree."

         5.3 Section 4.1 is deleted in its entirety and a new Section 4.1 is added as follows:

         "4.1 Except as otherwise permitted in Section 15.1.1(b) hereof, each Participant shall accept, acquire and own an undivided interest as a tenant in common in ANPP and all Project Agreements in proportion to its Generation Entitlement Share, but excluding (i) Option and Purchase of Effluent Agreement, Agreement No. 13904, dated April 23, 1973, between Arizona and Salt River Project and the Cities of Phoenix, Glendale, Mesa, Scottsdale and Tempe and the Town of Youngtown, except to the extent only that said agreement governs the rights and obligations for the purchase and delivery of wastewater effluent required for Construction Work, Operating Work and Capital Improvements and (ii) any Project Agreement which by its terms establishes an ownership interest or rights of any Participant in the subject matter thereof which differs from its Generation Entitlement Share under this Participation Agreement."

         5.4 The caption of Section 15 is hereby amended to read: "15. Mortgage, Sale and Leaseback and Transfer of Interest:".

         5.5 Section  15.1 is hereby  deleted in its  entirety and a new Section
15.1 is added as follows:

         "15.1 The following provisions shall apply to the right of each Participant to enter into mortgage and sale and leaseback transactions.

         "15.1.1 Each Participant shall have the right at any time and from time to time to

                  "(a) mortgage, create or provide for a security interest in or convey in trust all or a part of its ownership share in ANPP, together with an equal interest in the Project Agreements, to a trustee or trustees under deed of trust, mortgage or indenture or to a secured party or parties under a security agreement, as security for its present or future bonds or other obligations or securities, and to any successors or assigns thereof, or

                  "(b) sell and lease back, under a net lease having a primary term of not less than 25 years, all or any part of its interest in a Generating Unit and Capital Improvements made from time to time with respect thereto, together with all or any part of its Generation Entitlement Share with respect to such Generating Unit or part thereof, to a trustee or trustees under a grantor trust or trusts and to any successors or assigns thereof,

         "without need for the prior written consent of any other Participant and without such mortgagee, trustee, secured party or lessor under such sale and leaseback transaction assuming or becoming in any respect obligated to perform any of the obligations of such Participant; provided, however, at or prior to any sale and leaseback pursuant to clause (b) of this Section 15.1.1, the conditions to such transaction set forth in Section 15.6 hereof shall have been satisfied.

         "15.1.2 Each lessor under a sale and leaseback transaction permitted under clause (b) of Section 15.1.1 shall have the right at any time and from time to time to

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

         mortgage, create or provide for a security interest in or convey in trust all or any part of its ownership share in ANPP to a trustee or trustees under deed of trust, mortgage or indenture or to a secured party or parties under a security agreement, as security for its present or future bonds or other obligations or securities, and to any successors or assigns thereof, without need for the prior written consent of any Participant and without such mortgagee, trustee or secured party assuming or becoming in any respect obligated to perform any of the obligations of the Participants."

         5.6 Section 15.2 is amended (i) to redesignate such Section as "15.2.1", (ii) by the addition of a new introductory Section 15.2 as follows:

         "15.2 The following provisions shall apply to the exercise of rights in respect of transactions permitted by Section 15.1."

and (iii) by the addition of a new Section 15.2.2 which reads as follows:

         "15.2.2 From and after, but in no event prior to, the date of a rejection or deemed rejection by any receiver, referee or trustee in bankruptcy or reorganization of any Participant of the lease or other executory contract constituting part of a sale and leaseback transaction relating to ANPP to which such Participant is a party, the lessor in such sale and leaseback transaction (or any mortgagee, trustee or secured party under present and future deeds of trust, mortgages, indentures or security agreements of such lessor and any successor or assignee thereof, and any receiver, referee or trustee in bankruptcy or reorganization of such lessor and any successor by action of law or otherwise, and any purchaser, transferee or assignee of any thereof) may (subject, however, to the rights of the other Participants under the Project Agreements, including but not limited to, Section 23 hereof), without need for the prior written consent of any other Participant, (i) succeed to and acquire all the rights, titles and interests of such Participant in ANPP and the Project Agreements, to the extent, but only to the extent, of the Generating Unit (or portion thereof) and the portion of such Participant's Generation Entitlement


                                                       - 5 -

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         Share acquired by such lessor in such  transaction,  and (ii) take over possession of or foreclose upon said property, rights, titles and interests of such Participant, and in such event such lessor or other party shall assume and be obligated fully to perform and discharge all obligations arising thereafter hereunder and under any other Project Agreement of such Participant to the extent, but only to the extent, of the Generating Unit (or portion thereof) and the portion of such
         Participant's    Generation   Entitlement   Share   subject   to   such
         transaction."

         5.7 Section 15 is amended by the addition of Sections 15.6, 15.7, 15.8,
15.9 and 15.10 which read as follows:

         "15.6 The right of a Participant to enter into a sale and leaseback transaction as provided in clause (b) of Section 15.1.1 is subject to the following:

         "15.6.1 The other Participants shall have received (1) an instrument of each lessor party to such transaction confirming the matters set forth in Section 15.6.3.2 hereof, (2) a certificate of such Participant to the effect that such transaction will satisfy the conditions set forth in Section 15.6 hereof, and all other provisions of this Participation Agreement, and (3) an opinion of counsel to such Participant with respect to the matters set forth in Sections 15.6.3.1 and 15.6.3.4 hereof and to the effect that the documents and agreements relating to such transaction are not inconsistent with the requirements of Section
         15.6.3 hereof.

         "15.6.2 The Administrative Committee, based upon the instrument, the certificate and the opinion described in Section 15.6.1, shall have found, by unanimous resolution, such transaction to be consistent with
         Section 15 hereof. The representative of any Participant need not join in such finding if such transaction (1) is inconsistent with Section 15 hereof or (2) may, in some manner, materially impair the rights of such Participant to retain or obtain tax benefits arising from its property interest in ANPP.

         "15.6.3 Such transaction, and the documents and agreements relating thereto, shall provide that:

         "15.6.3.1 The rights and remedies of the parties thereto shall be subject and subordinate to the rights and remedies of the Participants


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         (other than (i) the  Participant  party  thereto or (ii) any person who shall become a Participant in respect of the lessor's interest in ANPP under such transaction) under the Project Agreements;

         "15.6.3.2 Except as provided in Sections 15.2.2, 15.6.4 and 15.10 hereof, the Participant party thereto shall be and remain the sole "Participant" for all purposes of this Participation Agreement and the sole representative (with power to bind each lessor party to such transaction and each mortgagee, trustee and secured party of such lessor described in Section 15.1.2 hereof) in all dealings with the other Participants in relation to the property, rights, titles and interests of such Participant transferred pursuant to such transaction;

         "15.6.3.3 Any right conferred by Section 15.2.2 hereof shall be exercised only in concert (through a single nominee, agent, receiver or subsequent transferee) with similar rights conferred by Section 15.2.2 hereof on parties to other sale and leaseback transactions involving the same Participant and interests in the same Generating Unit;

         "15.6.3.4 All right to partionment with respect to the interest acquired shall be waived by the lessor party to such transaction;

         "15.6.3.5 Upon the expiration of the lease in such transaction and upon the Participant party thereto failing to purchase all the right, title and interest in ANPP and contractual rights related thereto necessary for the operation of such interest (a "Lessor's Interest") acquired by the lessor in such transaction, such lessor shall entertain cash bids from each other Participant for such Lessor's Interest; and

         "15.6.3.6  The  provisions  of  such  transaction   responsive  to  the
         foregoing Sections of this Section 15.6.3 shall remain in full force and effect until such time as the Administrative Committee shall otherwise consent.

         "15.6.4 Such transaction may provide that the authority of the Participant party thereto described in Section 15.6.3.2 hereof shall not extend to approval of any amendment to the Participation Agreement the effect of which would be to reduce the Generation Entitlement Share in which the lessor or lessors party to such transaction have acquired an interest.

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


         "15.7 Except to the extent provided in Section 15.10 hereof, a Participant shall not be released from any obligation under the Project Agreements notwithstanding any assumption of or agreement to perform or discharge in whole or in part, such obligation by any other person in connection with a sale and leaseback transaction.

         "15.8 Anything in a sale and leaseback transaction to the contrary notwithstanding: (1) the rights and remedies of the parties thereto shall be subject and subordinate to the rights and remedies of the Participants under the Project Agreements (including but not limited to Section 23 hereof), other than (i) the Participant party thereto and
         (ii) any person who shall become a Participant in respect of the lessor's interest in ANPP under such transaction; (2) no other
         Participant shall incur any obligations or liabilities in respect of such transaction; and (3) the lessor party thereto shall be bound by the provisions of Section 21 hereof (other than Section 21.3) to the same extent as if such lessor were a Participant.

         "15.9 If a Participant enters into a sale and leaseback transaction as provided in clause (b) of Section 15.1.1 such Participant shall indemnify all other Participants against any costs and expenses incurred by them because of such Participant's entering into such transaction.

         "15.10 Upon a lease or sale to a person, partnership, corporation or governmental corporation or agency engaged in the generation, transmission or distribution of Energy (other than the Participant originally party to such transaction) (a "Transferee") of a Lessor's Interest acquired by a lessor in a sale and leaseback transaction:

         "15.10.1 The Transferee shall be and become the sole "Participant" for all purposes of this Participation Agreement and the sole representative (with power to bind any lessor) in all dealings with the other Participants in relation to such interest;

         "15.10.2 The Transferee (1) shall assume and agree, and be deemed to have assumed and agreed, fully to perform and discharge all obligations under the Project Agreements relating to such interest to the extent arising subsequent to such lease or sale, except obligations in respect of decommissioning and removing from service the Generating Unit to which such interest relates (the "Termination Obligation"), (2) if such Transferee was not previously a Participant, may assume and  agree  fully  to  perform  and  discharge  all or any  part of the
         Termination Obligation and, (3) if such Transferee is and was previously a Participant, shall assume and agree, and be deemed to have assumed and agreed, fully to perform and discharge the Termination Obligation;

         "15.10.3 The Participant originally party to such transaction shall thereupon, with the consent (which consent shall not be withheld by any Participant unless a release would, in some manner, materially impair or materially adversely affect the rights of such Participant under this Participation Agreement or the rights or security of obligation holders of such Participant) of each other Participant, be released from all obligations under the Project Agreements so assumed and agreed to by the Transferee but only to the extent of such assumption and agreement; and

         "15.10.4 The Transferee shall furnish to each other Participant evidence of such sale or lease and such assumption and agreement."

         5.8 Section 20.8 is amended by the addition of the following sentence at the end thereof:

         "Each Participant shall have the right to have any lessor (and any trustee or trustees under a deed of trust, mortgage or indenture or any secured party or parties under a security agreement) in a sale and leaseback transaction named on all or any of the Project Insurance policies as loss payee or additional insured as its interest may appear, by notice in writing to the Project Manager of Operating Agent given in writing not less than thirty (30) days prior to the date proposed for such naming, which notice shall specify the name or names of such lessor and such additional information as may be necessary or required to permit it to be included on the policy(ies) of insurance."

         5.9 Section  32.1 is hereby  deleted in its  entirety and a new Section
32.1 is added as follows:

         "32.1 All of the respective covenants and obligations of each of the Participants set forth and contained in the Project Agreements shall bind and shall be and become the respective covenants and obligations of:

                  "32.1.1  Each such Participant;

                  "32.1.2 All mortgagees, trustees and secured parties under all present and future mortgages, indentures and deeds of trust, and security agreements which are or may become a lien upon any of the interests of such Participant in ANPP; provided, however, that such covenants and obligations shall become
                  binding   upon  such  parties  only  at  the  time  of  taking
                  possession;

                  "32.1.3 All receivers, assignees for the benefit of creditors, bankruptcy trustees and referees of such Participant;

                  "32.1.4 All lessors under all future sale and leaseback transactions (or other person described in Section 15.1.2 hereof) involving interests in ANPP; provided, however, that such covenants and obligations shall become binding on such lessors (or other persons) only in accordance with Section
                  15.2.2 hereof;

                  "32.1.5 All receivers, assignees for the benefit of creditors, bankruptcy trustees and referees of such lessors;

                  "32.1.6 All Transferees pursuant to Section 15.10 hereof; provided, however, that such covenants and obligations shall become binding on a Transferee only in accordance with Section
                  15.10.2 hereof;

                  "32.1.7 All other persons, firms, partnerships or corporations claiming through or under any of the foregoing; and

                  "32.1.8 Any successors or assigns of any of those mentioned in Sections 32.1.1 through 32.1.7 hereof,

         "and shall be covenants and obligations running with such Participant's respective rights, titles and interests in ANPP and in, to and under the Project Agreements, and shall be for the benefit of the respective rights, titles and interests of the Participants and their respective successors and assigns, in and to ANPP. It is the specific intention of this provision that all such covenants and obligations shall be binding upon any party which acquires any of the rights, titles and interests of any such Participant in ANPP or in, to and under the Project Agreements and that all of the above-described persons and groups shall be obligated to use such Participant's rights, titles and interests in ANPP and/or in, to or under the Project Agreements for the purpose of discharging its covenants and obligations under the Project Agreements: except (i) that in the case of a partial assignment the assignee shall only be required to share in the cost of fulfilling the covenants and obligations of the assigning Participant in, to and under the Project Agreements to an extent proportionate or attributable to such assignment, (ii) the rights and obligations of any Fuel Lessor of any Participant shall be governed by the provisions of Section 15.4 hereof and (iii) the rights and obligations of any person specified in Sections 32.1.2, 32.1.4 and 32.1.6 hereof shall be governed as set forth in such Sections."

         5.10 Except as provided herein, the Participation Agreement, as amended by this Amendment No.10, shall remain in full force and effect.

 6.  Execution by Counterparts:

         6.1 This Amendment No. 10 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 10 may be detached from any counterpart of this Amendment No. 10 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 10 identical in form hereto but having attached to it one or more signature pages.



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

 7.  Signature Clause:

         7.1 The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 10 on behalf of the party for whom they sign. This Amendment No. 10 is hereby executed as of the 21st day of October, 1985.


                                       ARIZONA PUBLIC SERVICE COMPANY



                                       By:      /S/
                                           --------------------------
                                       Its:     Chief Executive Officer



                                       SALT RIVER PROJECT AGRICULTURAL
                                       IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:



______________________                 By:      _______________________________

Its:     _________________             Its:     _______________________________



                                       SOUTHERN CALIFORNIA EDISON
                                         COMPANY



                                       By:      _______________________________

                                       Its:     _______________________________

 7.  Signature Clause:

         7.1 The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 10 on behalf of the party for whom they sign. This Amendment No. 10 is hereby executed as of the th day of October, 1985.


                                        ARIZONA PUBLIC SERVICE COMPANY



                                         By:

                                         Its:



                                         SALT RIVER PROJECT AGRICULTURAL
                                         IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:



/S/                                      By:      /S/
-----------------------                       -------------------------
Its:     Secretary                       Its:     President



                                         SOUTHERN CALIFORNIA EDISON
                                         COMPANY



                                         By:    _______________________________

                                         Its:   _______________________________

 7.  Signature Clause:

         7.1 The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 10 on behalf of the party for whom they sign. This Amendment No. 10 is hereby executed as of the 21st day of November, 1985.


                                        ARIZONA PUBLIC SERVICE COMPANY



                                        By:      /S/
                                             -------------------------
                                        Its:     Chief Executive Officer



                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:



                                        By:

Its:     _________________              Its:



                                        SOUTHERN CALIFORNIA EDISON
                                        COMPANY



                                        By:      _______________________________

                                        Its:     _______________________________

 7.  Signature Clause:

         7.1 The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 10 on behalf of the party for whom they sign. This Amendment No. 10 is hereby executed as of the th day of November, 1985.


                                        ARIZONA PUBLIC SERVICE COMPANY



                                        By:

                                        Its:



                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:



                                         By:

Its:                                     Its:



                                         SOUTHERN CALIFORNIA EDISON
                                         COMPANY



                                         By:      /S/

                                         Its:     /S/

                                         PUBLIC SERVICE COMPANY OF NEW MEXICO



                                          By:      J. L. Wilkins

                                          Its:     Senior Vice President
                                                     Power Supply



                                          EL PASO ELECTRIC COMPANY



                                          By:    _______________________________

                                          Its:   _______________________________



                                          SOUTHERN CALIFORNIA PUBLIC
                                          POWER AUTHORITY, doing business in
                                          the State of Arizona  as  SOUTHERN
                                          CALIFORNIA  PUBLIC POWER AUTHORITY
                                          ASSOCIATION

ATTEST:


______________________                    By:    _______________________________

Its:     _________________                Its:   _______________________________

                                          PUBLIC SERVICE COMPANY OF NEW MEXICO



                                          By:

                                          Its:



                                          EL PASO ELECTRIC COMPANY



                                          By:      /S/

                                          Its:     Senior Vice President



                                          SOUTHERN CALIFORNIA PUBLIC
                                          POWER AUTHORITY, doing business in
                                          the State of Arizona  as  SOUTHERN
                                          CALIFORNIA  PUBLIC POWER AUTHORITY
                                          ASSOCIATION

ATTEST:


______________________                    By:    _______________________________

Its:     _________________                Its:   _______________________________

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO



                                        By:

                                        Its:



                                        EL PASO ELECTRIC COMPANY



                                        By:      _______________________________


                                        Its:



                                        SOUTHERN CALIFORNIA PUBLIC
                                        POWER AUTHORITY, doing business in
                                        the State of Arizona  as  SOUTHERN
                                        CALIFORNIA  PUBLIC POWER AUTHORITY
                                        ASSOCIATION

ATTEST:


/S/                                     By:      /S/

Its:     Asst. Secretary                Its:     President

STATE OF ARIZONA      )
                      ) ss.
County of Maricopa    )


         On this 21st day of November, 1985, before me, the undersigned Notary Public, personally appeared Keith L. Turley who acknowledged himself to be the Chairman of the Board of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Chief Executive Officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                            /S/
                                            Notary Public


My commission expires:


    April 9, 1989

STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )


         On this 8th day of November, 1985, before me, the undersigned Notary Public, personally appeared John R. Lassen and Paul D. Rice who acknowledged themselves to be the President and Secretary of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the district by themselves as such President and Secretary.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                            /S/ Don E. Smith
                                            Notary Public



My commission expires:


     May 3, 1987

STATE OF CALIFORNIA           )
                              )ss.
County of Los Angeles         )


         On this 21st day of November, 1985, before me, the undersigned Notary Public, personally appeared /S/ who acknowledged himself to be the Exec. Vice President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Exec. Vice President.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                            /S/ Vera M Manley
                                            Notary Public



My commission expires:


    July 11, 1987

STATE OF NEW MEXICO )
                    ) ss.
County of Bernalillo)


         On this 31st day of October, 1985, before me, the undersigned Notary Public, personally appeared J. L. Wilkins who acknowledged himself to be the Senior Vice President of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Senior Vice President.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                            /S/ Sherry Leeson
                                            Notary Public



My commission expires:


     July 1, 1988

STATE OF TEXAS         )
                       ) ss.
County of El Paso      )


         On this 1st day of November, 1985, before me, the undersigned Notary Public, personally appeared /S/ R. E. York who acknowledged himself to be the Sr. Vice Pres of EL PASO ELECTRIC COMPANY, a Texas corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Sr. Vice Pres.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                            /S/
                                            Notary Public



My commission expires:


      July 3, 89

STATE OF CALIFORNIA     )
                        )ss.
County of Los Angeles   )


         On this 6th day of November, 1985, before me, the undersigned Notary Public, personally appeared Fred Kran and Charles W. Montoya who acknowledged themselves to be the Pres. and Assis. Sec of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the agency by themselves as such Pres and Assis. Sec .


         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                            /S/ Raul A. Mora
                                            Notary Public



My commission expires:


    July 27, 1988

                                 EXHIBIT 10.8.8

                             AMENDMENT NO. 11 TO THE
                          ARIZONA NUCLEAR POWER PROJECT
                             PARTICIPATION AGREEMENT


                          APS Contract No.: 4172-419.00



Pursuant to Section 4 herein, this Amendment No. 11 has been filed with the Nuclear Regulatory Commission and became effective on the 10th day of January, 1987.


June 13, 1986


(0592A)

                             AMENDMENT NO. 11 TO THE
                          ARIZONA NUCLEAR POWER PROJECT
                             PARTICIPATION AGREEMENT

 1.      PARTIES:
         The parties to this Amendment No. 11 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment No. 11", are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as " Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA"; and

         DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "LADWP".

 2.      RECITALS:
         2.1 Arizona, Salt River Project, Edison, PNM, El Paso and SCPPA are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1., dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5, dated as of December 5, 1979, Amendment No. 6, dated as of September 28, 1981, Amendment No. 7, dated as of March 4, 1982, Amendment No. 8, dated as of June 17, 1983, Amendment No. 9, dated as of June 12, 1984, and Amendment No. 10, dated as of November 21, 1985, hereinafter referred to as the "Participation Agreement", as so amended.

         2.2 By this Amendment No. 11, the Participants desire to amend the Participation Agreement in order to provide for the determination of administrative and general expenses regarding Start-Up and Pre-Operation Costs as agreed to in the letter entitled "Letter of Understanding Concerning Administrative and General Expense Charged to Arizona Nuclear Power Project

                  Start-Up and Pre-Operation Expenses", hereinafter referred to as "Letter of Understanding", which became effective February 21, 1985.
         2.3 Pursuant to Items D.1, D.2 and D.3 of the Letter of Understanding, the Participants, based upon the recommendation of the Auditing Committee, have determined that it is desirable to implement by this Amendment No. 11 certain changes to the formulas for determining the Operation and Maintenance A & G Ratio, the O & M Ratio and Construction Ratio, and the Capital A & G Ratio.
         2.4 Pursuant to the Salt River Project - Los Angeles Palo Verde Station Assignment Agreement, dated January 29, 1986, by and between Salt River Project and LADWP, on January 29, 1986, Salt River Project, pursuant to Section 15.3 of the Participation Agreement, assigned and transferred to LADWP, among other things, an undivided 5.7% interest in the Palo Verde Nuclear Generating Station and in the Project Agreements related thereto, and a 5.7% Generation Entitlement Share under the Participation Agreement (all collectively referred to as "LADWP's Palo Verde Interest") and LADWP pursuant to Section
                  15.5 of the Participation Agreement has accepted said assignment and transfer and has become, and assumed the status and obligations of, a Participant in the Palo Verde Nuclear Generating Station to the extent of LADWP's Palo Verde Interest.

 3.      AGREEMENT:
         In consideration of the terms and conditions contained in this Amendment No. 11, the parties agree as follows:

4.      EFFECTIVE DATE:
         This Amendment No. 11 shall become effective 10 days following the filing of this Amendment No. 11 with the Nuclear Regulatory Commission, and the effective date shall be as indicated on the cover page to this Amendment No. 11. This Amendment No. 11 shall supersede in its entirety the Letter of Understanding.

 5.      AMENDMENT NO. 11 TO THE PARTICIPATION AGREEMENT:
         5.1      A new Section 3.8A is hereby added to read as follows:
                  "3.8A Beginning of Generating Unit Fuel Load: The date on which the first Fuel Assembly is placed in the reactor vessel of each Generating Unit."

         5.2      A new Section 3.8B is hereby added to read as follows:
                  "3.8B    Beginning of Generating  Unit Precore Hot  Functional
                           Test: The date on which information is first recorded in the Hot Functional Director's Log of Information for each Generating Unit in accordance with Section
                           8.1 of the PVNGS Manual, Procedure No. 90HF-1ZZ01."

         5.3      Section 3.23 is hereby deleted in its entirety and a new
                  Section 3.23 is hereby added to read as follows:

                  "3.23 FPC Accounts: The Federal Energy Regulatory ------------ Commission's (FERC) "Uniform System of Accounts Prescribed for Public Utilities and Licensees (Class A and Class B)", in effect as of the date of this Participation Agreement, and as such system of accounts may be in effect from time to time. References in this Participation Agreement to any specific FPC Account number shall mean the FERC Account number in effect as of the effective date of this Participation Agreement or any successor FERC Account."

         5.4      Section 3.28 is hereby deleted in its entirety and a new
                  Section 3.28 is hereby added to read as follows:

                  "3.28 Generation Entitlement Share: The percentage entitlement of each Participant to the Net Energy Generation and to the Available Generating Capability. Each Participant's percentage entitlement is as follows:

                  2.28.1       Arizona              =   29.1     percent
                  3.28.2       Salt River Project   =   17.49    percent
                  3.28.3       Edison               =   15.9     percent
                  3.28.4       PNM                  =   10.2     percent
                  3.28.5       El Paso              =   15.8     percent
                  3.28.6       SCPPA                =    5.91    percent
                  3.28.7       LADWP                =    5.7     percent"

         5.5      A new Section 3.45A is hereby added to read as follows:

                  "3.45A Power Ascension Level 50%: That point at which each Generating Unit is certified at the fifty percent (50%) "Reliable (Power Level) Power Operation During Power Ascension Testing" level by the Engineering and Operating Committee pursuant to the Engineering and Operating Committee's Procedure No. 7."

         5.6      A new Section 3.53A is hereby added to read as follows:
                  "3.53A   Start-Up  and  Pre-Operation   Costs:  The  costs  of
                           start-up  and  pre-operation  of ANPP as described in
                           Section 10A."

         5.7      A new Section 10A is hereby added to read as follows:
                  "10A.    START-UP AND PRE-OPERATION COSTS:
                           10A.1 For purposes of computing the allowance for start-up and pre-operation administrative and general expenses beginning on October 1, 1984, and through the Date of Firm Operation of each respective Generating Unit, Start-Up and Pre- Operation Costs of ANPP for each Generating Unit, including its one- third share of common facilities, shall consist of all payments made and obligations incurred by the Project Manager and the Operating Agent as follows:

                                    10A.1.1 Costs of  pre-operational  Operating
                                    Work, as such costs are described within Appendix G, Section G.7.1;

                                    10A.1.2 Costs of training personnel for Operating Work, as such training expenses are described within Appendix G, Sections
                                    G.7.3  and  G.7.4;

                                    10A.1.3   Costs   of   all   operation   and
                                    maintenance  performed  by  any  contractor.

                                    10A.2 Start-Up and Pre-Operation Costs shall not receive an allowance for administrative and general expenses except as provided pursuant to Appendix L, attached hereto and made a part hereof."

         5.8      A new Section 38.1.7 is hereby added to read as follows:
                  "38.1.7  Department of Water and Power
                           of the City of Los Angeles
                           c/o Chief Electric Engineer and
                           Assistant Manager
                           P. O. Box 111
                           111 North Hope Street
                           Los Angeles, California  90015"

         5.9 Section E.6 of Appendix E is hereby deleted in its entirety and a new Section E.6 is hereby added to read as follows:

                  "E.6     Operation and Maintenance A & G Ratio:

                            E.6.1 The Operation and Maintenance A & G Ratio shall be the percentage computed by dividing
                                    (i) the sum of (a) the total amounts charged
                                    to FPC  Accounts 920 and 921  multiplied  by
                                    the O & M Ratio computed in accordance  with
                                    Section  E.8 hereof,  (b) the total  amounts
                                    directly   chargeable   to  ANPP)   and  935
                                    (formerly  932),  (c)  the  product  of  the
                                    portion of labor charges included within (a)
                                    and (b) above  multiplied by the Payroll Tax
                                    Ratio  computed in  accordance  with Section
                                    E.4  hereof,  (d) the  product  of the labor
                                    charges  included  within (a) the product of
                                    the labor  charges  included  within (a) and
                                    (b)  above  multiplied  by the  Compensation
                                    Insurance  Ratio computed in accordance with
                                    Section E.7 hereof, less (7) the one percent
                                    (1%)  portion  of  the   administrative  and
                                    general expenses charged to FPC Accounts 920
                                    and 921 allocable to contract operation and
                                    maintenance  by (ii) the direct  labor (i.e.
                                    total  labor less labor  charged to clearing
                                    accounts)   chargeable   to  operation   and
                                    maintenance  accounts  (exclusive of A & G),
                                    to   include   O  &  M   labor   billed   to
                                    Participants   and  the  labor   portion  of
                                    Start-Up and Pre-Operation  Costs subject to
                                    the  Operation  and  Maintenance A & G Ratio
                                    pursuant  to Section  L.1.3,  and to exclude
                                    the   labor    portion   of   Start-Up   and
                                    Pre-Operation    Costs    subject   to   the
                                    construction   administrative   and  general
                                    expense   percentage  of  one  percent  (1%)
                                    pursuant to Section L.1.3.

                            E.6.2 The following example sets forth the method to be employed by the Operating Agent to determine the Operation and Maintenance A & G Ratio:

                               EXAMPLE COMPUTATION
                    OF OPERATION AND MAINTENANCE A & G RATIO
                (Based on the Operating Agent's 1984 Experience)


                                                       Labor           Total
Administrative and General Salaries
 charged to FPC Account 920                         $ 17,408,542  $  17,406,779
Office Supplies and Expenses
  charged to FPC Account 921                                          7,208,084
                                                    ------------   ------------
Total                                               $ 17,408,542   $ 24,614,863
                                                    ============   ============
Total FPC Accounts 920 and 921,
  multiplied by O & M Ratio @ 68.481%               $ 11,921,544   $ 16,856,504
FPC Account 923                                                         919,166
FPC Account 932 (presently 935)                        1,555,913      3,127,002
                                                    ------------   ------------
Subtotal                                            $ 13,477,457   $ 20,902,672
                                                    ============   ============
Payroll Taxes @ 7.126%                                                  960,404
Pensions and Benefits @ 13.512%                                       1,821,074
Compensation Insurance @ 0.451%                                          60,783
Less that 1% portion of A & G allocable to
  Contract Operation and Maintenance                                  1,483,314
Total administrative and general expenses                          ------------
  allocable to operations and maintenance                          $ 22,261,619
                                                                   ============

Labor Base
Direct labor charged to system operations
 and maintenance, as further defined in
  Section E.6.1                                                     148,557,953
Less direct labor charged to administrative
  and general expenses (FPC 920-931 and 935)                         13,160,635
                                                                   ------------
Labor Base                                                         $135,397,318
                                                                   ============
Operation and Maintenance
  A & G Ratio for 1984 $22,261,619 / $135,397,318 = 16.442%

Note:  All labor figures include loading for allowed time."

         5.10 Section E.8 of Appendix E is hereby deleted in its entirety and a new Section E.8 is hereby added to read as follows:

                  "E.8     O & M Ratio and Construction Ratio:
                           E.8.1 O & M Ratio set forth below shall be applied to the amounts chargeable to FPC Accounts 920 and 921 for the purpose of determining one component in the computation of the Operation and Maintenance A & G Ratio as provided in Section E.6 hereof.

                                    O & M Ratio =              O
                                                               L

                                    Where:  O = The Operating Agent's direct
                                                labor  chargeable  to  operation
                                                and     maintenance     accounts
                                                (exclusive of A & G), to include
                                                O   &   M   labor    billed   to
                                                Participants   and   the   labor
                                                portion  of  Start-Up  and  Pre-
                                                Operation  Costs  subject to the
                                                Operation and  Maintenance A & G
                                                Ratio pursuant to Section

                                                L.1.3,  and to exclude the labor
                                                portion    of    Start-Up    and
                                                Pre-Operation  Costs  subject to
                                                the construction  administrative
                                                and general  expense  percentage
                                                of one percent (1%)  pursuant to
                                                Section L.1.3.

                                            L = The Operating Agent's direct
                                                labor   distributed,   including
                                                accruals,   less  direct   labor
                                                chargeable  to FPC  Accounts 920
                                                through 931 and 935.

                           E.8.2 The Construction Ratio set forth below shall be applied to the amounts chargeable to FPC Accounts 920 and 921 for the purpose of determining one component in the computation of the Capital A & G Ratio as provided in Section E.9 hereof.

                                    Construction Ratio = C
                                                         -
                                                         L

                     Where:            C =      The Operating Agent's
                                                direct  labor  in   construction
                                                accounts  (exclusive  of A & G),
                                                to  include  construction  labor
                                                billed     to      Participants,
                                                including  the labor  portion of
                                                Start-Up   and  Pre-   Operation
                                                Costs     subject     to     the
                                                construction  administrative and
                                                general  expense  percentage  of
                                                one  percent  (1%)  pursuant  to
                                                Section L.1.3, and excluding the
                                                labor  portion of  Start-Up  and
                                                Pre-Operation  Costs  subject to
                                                the Operation and  Maintenance A
                                                & G Ratio  pursuant  to  Section
                                                L.1.3.

                                     L   =      The Operating Agent's direct
                                                labor   distributed,   including
                                                accruals,   less  direct   labor
                                                chargeable  to FPC  Accounts 920
                                                through 931 and 935.

                           E.8.3 Estimated and actual O & M Ratios and Construction Ratios shall be determined, adjusted and used in the manner set forth in Section E.10 hereof.
                           E.8.4 The following example sets forth the method to be employed by the Operating Agent to determine the O & M Ratio and the Construction Ratio:

                               EXAMPLE COMPUTATION
                       O & M RATIO AND CONSTRUCTION RATIO
                (Based on the Operating Agent's 1984 Experience)



Total direct labor in operation and maintenance
  Accounts                                         $   148,557,953
Less:  direct labor charged to administrative
  and general expense FPC Accounts 920
  through 931, inclusive and FPC Account 935            13,160,635
                                                      -------------
Net labor in O & M Accounts                        $   135,397,318
Total direct labor charged to General Ledger
  Accounts                                               6,255,648
Total direct labor in construction Accounts
  (exclusive of A & G)                                  56,061,726
                                                      -------------
     Total Labor Base                              $   197,714,692
Ratio of net O & M labor to direct labor           $   135,397,318 = 68.481%
                                                      -------------
                                                   $   197,714,692
Ratio of construction labor to direct labor        $    56,061,726 = 28.355%
                                                      -------------
                                                   $  197,714,692

Note:  All labor figures include loading for allowed time."


         5.11 Section E.9 of Appendix E is hereby deleted in its entirety and a new Section E.9 is hereby added to read as follows:

                  "E.9     Capital A & G Ratio:
                           E.9.1 The Capital A & G Ratio shall be the percentage computed by dividing (i) the amounts equal to (A) the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the Construction Ratio computed in accordance with Section

                                    E.8  hereof,  and  (b)  the  product  of the
                                    portion  of labor  charges  included  in (a)
                                    above  multiplied  by the sum of the Payroll
                                    Tax  Ratio,   the  Benefits  Ratio  and  the
                                    Compensation  Insurance  Ratio  less (B) the
                                    one percent (1%)  portion of  administrative
                                    and general expenses charged to FPC Accounts
                                    920   and   921    allocable   to   contract
                                    construction  (including the  administrative
                                    and  general   expenses  (i)   recovered  on
                                    Start-Up and Pre-Operation  Costs subject to
                                    the construction  administrative and general
                                    expense   percentage  of  one  percent  (1%)
                                    pursuant to Section L.1.3, (ii) recovered on
                                    ANPP   construction   expenses,   and  (iii)
                                    allocable to other contract construction) by
                                    (ii)  the  direct   labor  in   construction
                                    accounts  (exclusive  of A & G), to  include
                                    construction  labor billed to  Participants,
                                    excluding  the labor  portion of Start-Up ad
                                    Pre-Operation Costs subject to the Operation
                                    and  Maintenance  A & G pursuant  to Section
                                    L.1.3,    less   the   labor    portion   of
                                    construction   expenses  to  which  the  one
                                    percent (1%) portion of
                                    administrative   and  general   expenses  is
                                    applicable,  and less the labor  portion  of
                                    Start-Up and Pre-Operation  Costs subject to
                                    the construction  administrative and general
                                    expense   percentage  of  one  percent  (1%)
                                    pursuant to Section L.1.3.

                           E.9.2 The following example sets forth the method to be employed by the Operating Agent to determine the Capital A & G Ratio:

                   EXAMPLE COMPUTATION OF CAPITAL A & G RATIO
                (Based on the Operating Agent's 1984 Experience)


                                                    Labor             Total
Administrative and General Salaries
  charged to FPC Account 920                     $ 17,408,542    $  17,406,779
Office Supplies and Expenses
  charged to FPC Account 921                                         7,208,084
                                                 ------------    -------------
Total                                            $ 17,408,542    $  24,614,863
                                                 ============    =============
Total FPC Accounts 920 and 921, multiplied
  by Construction Ratio @ 28.355%                $  4,936,192 $      6,979,544
                                                 ============
Payroll Taxes @ 7.126%                                                 351,753
Pensions and Benefits @ 13.512%                                        666,978
Compensation Insurance @ 0.451%                                         22,262
Less that 1% portion of A & G  allocable
  to Contract  Construction,  as further
  defined in
  Section E.9.1                                                      3,634,919
                                                                 -------------
Total A & G Expense allocable to Construction                    $  4, 385,618
                                                                 =============
Construction Direct Labor                                           56,061,726

Compensation Insurance @ 0.451%                                         22,262
Less the labor portion of Construction Work,
  Start-Up and Pre-Operation Costs subject
  to the construction administrative and                            13,496,824
  general expense percentage of one percent
  (1%)
Total Construction Direct Labor Base                              $ 42,564,902
                                                                  ============
Capital A & G Ratio for 1984 $4,385,618 / $42,564,902 =                10.303%
                                                                       =======

Note:  All labor figures include loading for allowed time."

         5.12     A new Appendix L is hereby added to read as attached.
         5.13 Except as provided herein, the Participation Agreement, as amended by this Amendment No. 11, shall remain in full force and effect.

 6.      EXECUTION BY COUNTERPARTS:
         This Amendment No. 11 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 11 may be detached from any counterpart of this Amendment No. 11 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 11 identical in form hereto but having attached to it one or more signature pages.
                                         /
                                         /
                                         /
                                         /

 7.      SIGNATURE CLAUSE:
         The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 11 on behalf of the party for whom they sign. This Amendment No. 11 is hereby executed as of the 8th day of September, 1986.

                                        ARIZONA PUBLIC SERVICE COMPANY



                                        By:      /S/

                                        Its:     Executive Vice President



                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:


                                        By:

Its:                                    Its:



                                        SOUTHERN CALIFORNIA EDISON COMPANY



                                        By:

                                        Its:

                                        /
                                        /
                                        /
                                        /
                                        /
                                        /
                                        /

 7.      SIGNATURE CLAUSE:

         The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 11 on behalf of the party for whom they sign. This Amendment No. 11 is hereby executed as of the day of , 1986.

                                       ARIZONA PUBLIC SERVICE COMPANY



                                        By:

                                        Its:



                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:


                                        By:      /S/

Its:     Secretary                      Its:     President



                                        SOUTHERN CALIFORNIA EDISON COMPANY



                                        By:

                                        Its:

                                         /
                                         /
                                         /
                                         /
                                         /
                                         /
                                         /

 7.      SIGNATURE CLAUSE:

         The signatories hereto represent that they have been appropirately authorized to enter into this Amendment No. 11 on behalf of the party for whom they sign. This Amendment No. 11 is hereby executed as of the day of , 1986.

                                       ARIZONA PUBLIC SERVICE COMPANY



                                        By:

                                        Its:



                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:


                                        By:

Its:                                    Its:



                                        SOUTHERN CALIFORNIA EDISON COMPANY



                                        By:      /S/

                                        Its:     Vice President

                                            /
                                            /
                                            /
                                            /
                                            /
                                            /
                                            /

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO



                                        By:      /S/ J. L. Wilkins

                                        Its:     Senior Vice President
                                                    Power Supply



                                        EL PASO ELECTRIC COMPANY



                                        By:

                                        Its:



                                        SOUTHERN CALIFORNIA PUBLIC POWER
                                        AUTHORITY, doing business in the
                                        State of Arizona as SOUTHERN
                                        CALIFORNIA PUBLIC POWER AUTHORITY
                                        ASSOCIATION



ATTEST:

                                        By:

Its:                                    Its:

                                        DEPARTMENT OF WATER AND POWER
                                        OF THE CITY OF LOS ANGELES

                                        BY

                                        BOARD OF WATER AND POWER
                                        COMMISSIONERS OF THE CITY OF
                                        LOS ANGELES

                                        By:      _______________________________

                                        Its:     _______________________________

                                        and      _______________________________

                                        Its:     _______________________________

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO



                                        By:

                                        Its:



                                        EL PASO ELECTRIC COMPANY



                                        By:      /S/

                                        Its:     Vice President



                                        SOUTHERN CALIFORNIA PUBLIC POWER
                                        AUTHORITY, doing business in the
                                        State of Arizona as SOUTHERN
                                        CALIFORNIA PUBLIC POWER AUTHORITY
                                        ASSOCIATION



ATTEST:

                                        By:

Its:                                    Its:

                                        DEPARTMENT OF WATER AND POWER
                                        OF THE CITY OF LOS ANGELES

                                        BY

                                        BOARD OF WATER AND POWER
                                        COMMISSIONERS OF THE CITY OF
                                        LOS ANGELES

                                        By:      _______________________________

                                        Its:     _______________________________

                                        and      _______________________________

                                        Its:     _______________________________

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO



                                        By:

                                        Its:



                                        EL PASO ELECTRIC COMPANY



                                        By:

                                        Its:



                                        SOUTHERN CALIFORNIA PUBLIC POWER
                                        AUTHORITY, doing business in the
                                        State of Arizona as SOUTHERN
                                        CALIFORNIA PUBLIC POWER AUTHORITY
                                        ASSOCIATION



ATTEST:

/S/                                     By:      /S/

Its:     Asst. Secretary                Its:     President



                                         DEPARTMENT OF WATER AND POWER
                                         OF THE CITY OF LOS ANGELES

                                         By

                                         BOARD OF WATER AND POWER COMMISSIONERS
                                         OF THE CITY OF LOS ANGELES

                                         By:      _____________________________

                                         and      Secretary

                                         PUBLIC SERVICE COMPANY OF NEW MEXICO



                                         By:

                                         Its:



                                         EL PASO ELECTRIC COMPANY



                                         By:

                                         Its:



                                         SOUTHERN CALIFORNIA PUBLIC POWER
                                         AUTHORITY, doing business in the
                                         State of Arizona as SOUTHERN
                                         CALIFORNIA PUBLIC POWER AUTHORITY
                                         ASSOCIATION



ATTEST:

                                         By:

I                                        Its:



                                          DEPARTMENT OF WATER AND POWER
                                          OF THE CITY OF LOS ANGELES

                                          By:      /S/

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

                  On this 8th day of September, 1986, before me, the undersigned Notary Public, personally appeared /S/ who acknowledged himself to be the Executive Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Executive Vice President.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     /S/
                                                     Notary Public


My commission expires:

    April 6, 1987



STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

                  On this day of , 1986, before me, the undersigned Notary Public, personally appeared and who acknowledged themselves to the and ________________________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND
POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such __________________ and __________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     Notary Public


My commission expires:

                                                     /

                                                     /

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

                  On this day of , 1986, before me, the undersigned Notary Public, personally appeared and who acknowledged himself to be the of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such
_____________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     Notary Public


My commission expires:





STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

                  On this 29th day of July, 1986, before me, the undersigned Notary Public, personally appeared /S/ John R. Lassen and Paul D. Rice who acknowledged themselves to the President and Secretary of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such and


                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     /S/
                                                     Notary Public


My commission expires:

    April 29, 1987                                   /

                                                     /

STATE OF CALIFORNIA                         )
                                            ) ss.
County of Los Angeles                       )

                  On this 26th day of August, 1986, before me, the undersigned Notary Public, personally appeared /S/ G. J. Bjorklund who acknowledged himself to the Vice President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     /S/ Vera Montemayor
                                                     Notary Public

My commission expires:

    Aug. 19, 1987



STATE OF NEW MEXICO                         )
                                            ) ss.
County of Bernalillo                        )

                  On this day of , 1986, before me, the undersigned Notary Public, personally appeared who acknowledged himself to be the of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such
_____________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     Notary Public


My commission expires:


                                                     /

                                                     /

                                                     /

STATE OF CALIFORNIA                         )
                                            ) ss.
County of Los Angeles                       )

                  On this day of , 1986, before me, the undersigned Notary Public, personally appeared who acknowledged himself to be the of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such
_____________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     Notary Public

My commission expires:





STATE OF NEW MEXICO                         )
                                            ) ss.
County of Bernalillo                        )

                  On  this  25th  day  of  September,   1986,   before  me,  the
undersigned Notary Public, personally appeared /S/ J. L. Wilkins who acknowledged himself to be the Senior Vice President of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Senior Vice President.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     /S/ Sherry Leeson
                                                     Notary Public

My commission expires:

    July 1, 1988

                                                     /

                                                     /

                                                     /

STATE OF TEXAS                      )
                                    ) ss.
County of El Paso                   )

                  On this 18th day of July, 1986, before me, the undersigned Notary Public, personally appeared /S/ J. E. Wasiak who acknowledged himself to be the Vice President of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     /S/ Cecilia R. Jhea
                                                     Notary Public

My commission expires:

        7-3-89


STATE OF CALIFORNIA                         )
                                            ) ss.
County of Los Angeles                       )

                  On this day of , 1986, before me, the undersigned Notary Public, personally appeared __________________ and __________________ who acknowledged  themselves to be the  __________________ and __________________ of
SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, (doing business in the State of Arizona as SOUTHERN CALIFORNIA POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such __________________ and
__________________.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     Notary Public

My commission expires:



                                                     /

                                                     /

STATE OF TEXAS                      )
                                    ) ss.
County of El Paso                   )

                  On this day of , 1986, before me, the undersigned Notary Public, personally appeared who acknowledged himself to be the of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such .

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                -------------------------------
                                                 Notary Public

My commission expires:





STATE OF CALIFORNIA                         )
                                            ) ss.
County of Los Angeles                       )

                  On this 30th day of July,  1986,  before me,  the  undersigned
Notary Public, personally appeared /S/ Gale A. Drew, and Frank Salas who acknowledged themselves to be the President and Asst Secretary of SOUTHERN
CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and Asst Secretary.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     Notary Public

My commission expires:



                                                     /

                                                     /

STATE OF CALIFORNIA                         )
                                            ) ss.
County of Los Angeles                       )

                  On this 29th day of October, 1986, before me, the undersigned Notary Public, personally appeared /S/ Eldon A. Cotton, who acknowledged himself to be the Assistant Chief Engineer - Power of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a California municipal corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Assistant Chief Engineer - Power.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     /S/ Sally Morrison Fick
                                                     Notary Public

My commission expires:

November 10. 1988

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                                     /

                                   APPENDIX L
          START-UP AND PRE-OPERATION ADMINISTRATIVE AND GENERAL EXPENSE

L.1      Calculation of Start-Up and Pre-Operation A & G Expense
         L.1.1 For the period from October 1, 1984 through completion of start-up and pre-operation activities for ANPP, the administrative and general expense associated with such activities for each Generating unit shall be determined by the following formula: (An example calculation is shown in Exhibit L-A.) AGE = [(SUPO) x (OMF) x (OMAG)] + [(SUPO) x (1-OMF) x
                  (CFAG)] where:

                  AGE    = Monthly start-up and  pre-operation  administrative
                           and general expenses for each Generating Unit.

                  SUPO   = Monthly Start-Up and  Pre-Operation  Costs for each
                           Generating Unit.

                  OMF    = Percent  (expressed  as a  decimal)  of the  total
                           monthly Start-Up and Pre-Operation Costs for each Generating Unit to be allocated to the operation and maintenance administrative and general expense formula, as determined in Section L.1.3.

                  OMAG = Operation and maintenance administrative and general expense percentages as determined and applied in Sections E.1.7 and E.1.9 of the Participation Agreement.

                  CFAG = Construction administrative and general expense percentage of one percent (1%) as applied pursuant to Section D.1.14 of the Agreement.

         L.1.2 Start-Up and Pre-Operation Costs for ANPP common facilities shall be allocated by apportioning one-third (1/3) of these expenses to each ANPP Generating Unit prior to determining the administrative and general expense associated with each Generating Unit.

         L.1.3 To determine start-up and pre-operation administrative and general expense (AGE) in Section
                           L.1.1 the monthly total Start-Up and Pre-Operation Costs for each ANPP Generating Unit, including its common facilities share, shall be allocated between construction and operation & maintenance in accordance with the benchmark time period begins in the middle of a month, the change in percentage allocation to construction and operation & maintenance expenses shall take place on the first day of the calendar month following such benchmark.

       Benchmark Time Period                    Percent Allocation Between
                                                  Operation & Maintenance
                                                     and Construction
      for Each Generating Unit                         OMF/1-OMF)



   a.      10/1/84 to eight (8) months           25% O&M/75% Construction
           prior to Beginning of
           Generating Unit Precore Hot
           Functional Test.

   b.      Eight (8) months prior to             50% O&M/50% Construction
           Beginning of Generating Unit
           Pecore Hot Functional Test to
           Beginning of Generating Unit
           Pecore Hot Functional Test.

   c.      Beginning of Generating Unit          70% O&M/30% Construction
           Pecore Hot Functional Test to
           Beginning of Generating Unit
           Fuel Load.

   d.      Beginning of Generating Unit          90% O&M/10% Construction
           Fuel Load to satisfy
           completion of Power Ascension
           Level 50%

   e.      Satisfactory completion of           100% O&M
           Power Ascension Level 50% to
           completion of start-up and
           pre-operation.


L.2      Adjustments
         L.2.1 The benchmark time periods in Items L.1.3a and L.1.3b require an estimate of the Beginning of Generating Unit Precore Hot Functional Test for a Generating Unit. Should the actual date for the Beginning of Generating Unit Precore Hot Functional Test for a Generating Unit be different than estimated, adjustments shall be made to the amount of administrative and general expense actually charged based on the appropriate allocation of Start-Up and Pre-Operation Costs to construction and operation & maintenance expenses.

         L.2.2 Amounts of administrative and general expense determined pursuant to the Letter of Understanding for the period October 1, 1984 through March, 1985 that were different than the amount actually paid for the same period have, pursuant to the Letter of Understanding appeared as a credit on the request for advancement of Operating Funds for ANPP dated June 14, 1985, Request No. PVO-093. Such expense differences accrued interest at the rate from time to time publicly announced by Citibank, N. A., New York, New York, as its prime interest rate less two percent (2%), from the date of payment of such difference to the date of mailing of the request for advancement of Operating Funds. Any such amounts were allocated to each Participant in accordance with its Generation Entitlement Share, and were clearly delineated on the Operating Agent's requests for advancement of Operating Funds.

L.3 Credit to Future Requests for Advancement of Operating Funds for ANPP

         L.3.1 The Operating Agent shall credit to future requests for advancement of Operating Funds, thirteen million dollars (13,000,000) plus interest, determined pursuant to Section
                  L.3.2 of this Appendix L, for administrative and general expense charged to Start-Up and Pre-Operation Costs through

                  September 30, 1984. Such credit will be allocated to each Participant in accordance with its Generation Entitlement Share, and is separate and in addition to any adjustment to administrative and general expense necessitated by the routine annual adjustment to the Operation and Maintenance A & G Ratio pursuant to Section E.10.2 of the Participation Agreement. No other adjustments shall be made to change administrative and general expense charged to Start-Up and Pre-Operation Costs through September 30, 1984, except for those related to any future adjustments made to Start-Up and Pre-Operation Costs incurred through such date.

         L.3.2 Interest will be charged on the unpaid balance of the thirteen million dollars ($13,000,000) credit beginning on October 1, 1984. The interest rate to be applied will be the rate from time to time publicly announced by Citibank, N.A., New York, New York, as its prime interest rate, less two percent (2%). The initial credit shall include all interest accrued from September 30, 1984, and subsequent monthly credits will be applied first against accrued interest. In addition to such monthly payments of all accrued interest, the principal balance shall be amortized by crediting monthly an amount equal to not less than one twenty-fourth (1/24) of such amount until the full thirteen million dollars ($13,000,000) principal amount has been credited. Pursuant to the Letter of Understanding, the intimal credit hereunder occurred with the first request for the advancement of Operating Funds dated March 1, 1985.

                                   EXHIBIT L-A

                              SAMPLE CALCULATION of
                 MONTHLY ADMINISTRATIVE AND GENERAL EXPENSE FOR
                      START-UP AND PRE-OPERATION COSTS FOR
                           ANPP GENERATING UNIT NO. 1

AGE = [(SUPO) x (OMF) x ([OMAG)] + [(SUPO) x (1-OMF) x (CFAG)]

ASSUMPTIONS

         SUPO     =        $9,500,000 (1)

         OMF      =        90%

         OMAG     =        16.442% of Project Manager's/Operating Agent's ANPP
                           labor, plus 1% of contractor's costs, plus 0% of other costs.

         CFAG     =        1%

         Project Manager's/Operating Agent's ANPP Labor Costs =
         $4,750,000

         CONTRACTOR COSTS = $3,800,000

         OTHER COSTS = $950,000


CALCULATION:

         AGE = [($9,500,000) x (.9) x (OMAG)] + ($9,500,000)(1-.9) x (CFAG)]


                                          (4,750,000)(.9)(.16442)
         [($9,500,000) x (.9) x (OMAG)] =+(3,800,000)(.9)(.01)     = $737,096
                                           +(950,000)(.9)(.01)

         [($9,500,000) x (1-.9) x (CFAG)] = ($9,500,000)(.1)(0.0)  = $9,500

         AGE = $737,096 + $9,500

         AGE = $746,596


(1) Includes 1/3 of Start-Up and Pre-Operation Costs for common facilities.

(2) The OMAG rate will be applied to only the Project Manager's/Operating Agent's ANPP labor incurred for Start-Up and Pre-Operation Costs times the OMF factor in effect.